Exhibit 10.58

Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

DISTRIBUTORSHIP AGREEMENT

This Distributorship Agreement (this “Agreement”) is entered into as of this 17th day of October, 2008 by and between

(1) Radiancy Inc., a company organized under the laws of the State of Delware with an address at 40 Ramland Road, Suite 10, Orangeburg, NY 10962. (the “Company”), and

(2) Ya-Man Ltd. a company organized under the laws of Japan with offices at 2-4-2

(3) Shingu Bldg. Koto-Ku 135 0016 Japan(the “Distributor”).

RECITALS:

A. The Company has designed, developed and manufactures a consumer product for hair removal, together with related consumables, known as “No!No!” and Acne clearance LHE device, known as no!no! Skin as more particularly described on Exhibit A hereto, as the same may be amended and supplemented from time to time (the “Product”); and

B. The Distributor is a distributor of aesthetic products and devices in those countries listed on Exhibit B hereto (collectively, the “Territory”), and is experienced in and familiar with the considerations involved in marketing and selling aesthetic devices in the Territory, including regulations, special considerations and local approval requirements necessary to sell the Products in the Territory; and

C. The Distributor desires to become a distributor of the Products in the Territory, and the Company is willing to appoint the Distributor as a distributor of the Products in the Territory, all on the terms and conditions set forth herein.

D. Accordingly, in consideration of the undertakings and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1	DISTRIBUTORSHIP

1.1 Appointment

The Company hereby grants to the Distributor the exclusive right to promote market and sell the Products in the Territory, and the Distributor hereby accepts such appointment. Except

[***] CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

as otherwise permitted under this Agreement and unless and until this Agreement shall have been terminated in the manner provided herein, the Company agrees not to sell, or to authorize other persons to sell, the Products or similar products directly or indirectly in the Territory other than sales to the Distributor.

1.2 Initial Order

(a) Within 5 business days following the execution hereof, the Distributor shall place a test initial order (the “Initial Order”) for [***] units on no!no! Hair Removal device and [***] units of no!no! Skin collectively the Products for an aggregate purchase price of US [***]. The Initial Order shall be shipped to the Distributor according to the shipment schedule set forth on Exhibit C hereto.

(b) In order to secure payment of the Initial Order, Distributor shall deliver to the Company, on the dates and in the amounts set forth below, irrevocable and confirmatory letter of credit or confirmed bank guaranties from a bank acceptable to the Company, in form and substance satisfactory to the Company:

(c) The Letter of Credit shall be valid for the later of [***] and [***] days from the shipment date of the Initial Order or until the amount with respect thereto has been paid in full. The Company shall be entitled to draw on each Letter of Credit following shipment of the Initial Order and apply such amounts drawn against invoices from the Company to the Distributor. Without limiting any of the Company’s rights under this Agreement, if the Distributor shall fail to deliver any Letter of Credit in accordance with this paragraph, the Company shall be entitled to terminate this Agreement immediately and without compensation to Distributor immediately upon written notice thereof to the Distributor, and neither party shall have any claim against the other arising out of or in connection with this Agreement.

2	DUTIES OF DISTRIBUTOR

2.1 Marketing and Promotion of the Products

(a) Without derogating from the generality of this Section 2, Distributor shall market and procure the sale of the Products in accordance with the Marketing Program set forth in Exhibit F.

(b) The Distributor agrees to use its best efforts to carry out the marketing, promotion and sale of the Products in the Territory effectively, efficiently and in an orderly and regulated manner. Any and all marketing, promotional, sales and administrative

[***] CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

costs, including any and all costs associated with attendance or participation at trade shows, congresses or similar conferences, shall be borne by the Distributor at the Distributor’s own expense.

(c) The Distributor agrees that it is currently not selling or promoting in the Territory products that are directly competitive with the Products, and that the Distributor does not have, nor during the term of this Agreement will it have, any conflict of interest or otherwise be subject to any restriction or third party agreement that would interfere with or prevent the Distributor from representing the Products in the Territory faithfully and diligently. Without limiting the obligations of the Distributor under any other provision of this Agreement, the Distributor shall not market and promote the Products in the Territory in a manner that is inferior to the manner in which the Distributor markets and promotes any other products that are distributed or sold by the Distributor in the Territory. Despite the aforesaid, [***] that were [***] by the Distributor prior to the date of this agreement including any [***] of such products shall not be considered as violation of this paragraph.

(d) The Distributor will use its best efforts to successfully market, distribute and support the Products on a continuing basis throughout the Territory. The Distributor’s obligation to market the Products under this Agreement shall be deemed to require the Distributor, among other things, to: (i) utilize consumer-directed advertising mediums, including, without limitation, newspapers, television, radio and web-based advertisements, (ii) obtain and satisfy orders for Products from retail outlets, (iii) conduct periodic promotions and market studies with respect to the Products, (iv) maintain a well-staffed and appropriately supervised sales force, (v) present live-demonstration courses relating to the Products, (vi) maintain in each jurisdiction within the Territory adequate levels of Product inventory, and (vii) feature the Products prominently in the Distributor’s catalogs and other promotional materials and on each of the Distributor’s appropriate websites. The Distributor is encouraged and allowed to issue, at its own expense, any literature related to the Products, including promotional brochures, in any of the native languages of the Territory, provided that the content of such material has been received the prior written approval of the Company.

(e) Any equipment or any audio-visual aids loaned to the Distributor for promotional or advertising purposes shall remain the exclusive property of the Company, and shall be returned by the Distributor in the same condition in which such material was received (reasonable wear and tear excepted) upon the Company’s request therefor, or upon termination of this Agreement.

(f) The Distributor will comply, at its sole cost and expense, with all applicable laws and regulations and standards of industry or professional conduct in the

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Territory, including, without limitation, those applicable to product claims, labeling, packaging, approvals, registrations, notifications, sales and marketing, advertising, warehousing, transportation, customer support, personnel qualifications and record keeping. The Distributor will obtain the Company’s prior written consent to the content of all sales and marketing materials which may be developed by the Distributor (including, without limitation, claims, labels, instructions, packaging or the like).

(g) The Distributor shall spend [***] of the [***] price during the initial term, in the promotion and advertising of the Products. It is agreed that direct and indirect costs of maintaining the Distributor’s sales force (including, without limitation, salaries, commissions, benefits and overhead) shall not apply towards this minimum. The cost of advertisements in any medium owned or operated by the Distributor or any of its affiliates shall, for purposes hereof, be calculated at the lowest rates then charged to independent third parties in arms’ length transactions by such media outlet for the purchase of similar advertising time thereon. The Distributor shall not undertake any marketing program without first obtaining the approval thereof by the Company, which shall not be unreasonably withheld or delayed.

(h) The Distributor shall not take any action detrimental to the reputation or goodwill of the Products and/or the Company.

2.2 Sales and Marketing Commitments

The Distributor hereby commits to the Company to achieve, at a minimum, the purchase commitment (each, a “Minimum Purchase Commitment”) during the Term and any renewal Term of this Agreement. The Minimum Purchase Commitment for the initial Term is set forth as Exhibit D. If Distributor fails to meet the Minimum Purchase Commitment established for any given quarter in such quarter, the Company may at its option, either immediately terminate this Agreement or cancel the exclusivity provisions hereof, and appoint one or more other distributors or representatives to sell, lease, or otherwise market the Products in the Territory.

2.3 Distributor Cooperation

(a) The Distributor agrees to keep the Company informed of its marketing efforts by furnishing, on a quarterly basis, detailed market analysis and reports concerning the Distributor’s sales strategy, sales forecasts, visits to prospective customers, competition, inventory, sales volume and other facts relating to sales of Products in the Territory as the Company may from time to time reasonably request. The Distributor shall deliver to the Company a quarterly sales report containing detailed sales and inventory information.

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) In the event of a recall of any of the Products by the Company or other general notice to end users of Products, the Distributor will cooperate with and assist the Company in effecting such recall or providing such notice, including promptly contacting any retail or other sales and distribution outlets that the Company reasonably desires to be contacted and promptly communicating to such persons the information or instructions the Company desires to be transmitted relating to such recall or notice. The Distributor shall ensure that all Products sold to end users are accompanied by Product registration information.

(c) The Distributor shall immediately (and in any event, no later than seventy-two (72) hours after becoming aware) notify the Company in writing of any adverse event or unexpected results or problems encountered with the Products or any actual or potential government action, investigations or inquiries relevant to a Product. If, and to the extent requested by the Company, the Distributor shall suspend marketing and sale of a Product upon a determination by the Company, in the exercise of its reasonable discretion, that the Product presents a safety risk or may be subject to an adverse regulatory determination. In the event of any such suspension and subject to the immediately following sentence, the Company shall have no liability to the Distributor for lost profits or other damages. The Company shall reimburse the Distributor for amounts actually paid by the Distributor to the Company with respect to Products that, following their suspension by the Company, shall have been returned by the Distributor to the Company.

(d) The Distributor agrees to advise the Company within seventy-two (72) hours of each complaint that the Distributor may receive or become aware that any of the Products may have been associated in any way with an injury to a user or may have been associated with an incident that could likely cause serious health problems. The Distributor agrees to work with and cooperate with the Company to resolve complaints. The Distributor shall handle all customers’ complaints with a view of securing and maintaining the goodwill of the Company and of the Products, and shall record all complaints in detail and promptly submit the same to the Company for its review, as set forth above. In case a compensation to settle the complaints is required, the parties will discuss partial allocation on a ca case by case basis.

(e) The Distributor shall promptly refer to the Company any inquiry (other than a purchase order or potential purchase order originating within the Territory) from the public, any governmental authority, any trade association or any news media, publication or reporter concerning the Products or the Company.

2.4 Suggested Product Modifications

The Distributor shall promptly notify the Company in writing of any and all

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

modifications, design changes or improvements to the Products suggested by any customer, employee or agent of the Distributor. The Distributor agrees that the Company shall have any and all right, title and interest in and to any such suggested modifications, design changes or improvements of the Products by the Distributor, its employees, agents, customers or other persons, without the payment of any additional consideration therefor to any of such persons, except to the extent, and then only to the extent, required by applicable law.

2.5 Regulatory Approvals

As and to the extent required by applicable law, the Distributor will use its best efforts, at the Distributor’s expense and as mutually agreed upon by both parties, in advance, to obtain, facilitate and maintain any applicable approvals, registrations, notifications or the like necessary or desirable with regard to marketing, using, selling, labeling, promoting or making claims regarding the Products or their uses in each jurisdiction in the Territory (collectively, the “Required Approvals”). Despite the aforesaid, the Company will ensure that the products will obtain PSE Mark for the power supply and the Distributor will obtain the S Mark certificate. This obligation includes, without limitation, conducting any necessary studies and preparing and filing any necessary applications or documents. The Distributor shall consult with and advise the Company with respect to the filing of any such application or document and the conduct and estimated costs of any such studies. To the extent allowed by law all approvals, registrations, notifications and the like (and all documents, applications and information related thereto, including without limitation, the results and data produced from any pre-clinical and clinical studies) and all rights thereunder or thereto shall be for the sole benefit of and shall be solely owned by and in the name of the party which has paid the cost for what has been obtained. (Radiancy pays for the PSE mark and register it under Radiancy’s name, and YA-MAN pays for the S mark and register it under YA-MAN’s name).During the term of this Agreement, the Distributor shall be entitled to use the results and data produced from any studies in furtherance of the purposes of this Agreement and in a manner that is designed to promote the interests of the Company and the sale of its Products. The Distributor will provide the Company with any information in English (or with an accompanying English translation) regarding the foregoing that the Company may request. The Company is aware that S mark might not be legally required in order to market the products in the territory and if so, it might not be obtained by the Distributor.

The Company shall provide the Distributor, following the Distributor’s request and on a reasonably timely basis, any technical information which the Distributor requires in order to obtain the Required Approvals.

[***] CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

3	TERMS AND CONDITIONS OF SALE

3.1 Purchase Price

The Distributor shall pay the prices listed in Exhibit A for the Products. If the Distributor orders Products or quantities of Products which are not listed in the Products price list, such as additional accessories, then the price shall be as quoted by the Company at its then-prevailing rates. The prices for the Products listed on Exhibit A shall [***] during the Term of this Agreement.

3.2 Orders and Payment of Purchase Price

(a) The Distributor shall submit its orders for Products in writing to the Company. Each purchase order shall, at a minimum, set forth the product numbers, quantities, delivery dates, shipping instructions and shipping addresses for all Products ordered. The delivery date to be set forth under each purchase order shall be at least [***] days following the date of such purchase order. Orders shall not be deemed accepted until confirmed in writing by the Company. The Distributor shall submit purchase orders for Products to the Company in writing, whether by mail, facsimile, telegram, electronic communication or otherwise. The terms and conditions of this Agreement shall govern and supersede any additional or contrary terms set forth in the Distributor’s purchase order or any Company or Distributor acceptance, confirmation, invoice or other document unless duly signed by an officer of the Distributor and an officer of the Company and expressly stating and identifying which specific additional or contrary terms shall supersede the terms and conditions of this Agreement.

(b) Payment Terms. Payments made by the Distributor for Products ordered hereunder subsequent to the Initial Order shall be due and payable immediately upon submission of each purchase order. Alternatively, the Distributor may deliver to the Company, upon submission of each purchase order subsequent to the Initial order, a Letter of Credit in the amount of the purchase order. The Letter of Credit shall be valid until payment in full in respect of such purchase order has been made. Company shall be entitled to draw on the Letter of Credit [***] days following shipment of the applicable Purchase Order.

3.3 Delivery; Terms; Risk of Loss

Pricing and delivery of Products shall be [***], Yavne, Israel (Yavne and/or Arad, Israel and/or any other place as the Company shall determine. at the company’s sole discretion). The Company shall arrange for freight and insurance coverage on Products, at the Distributor’s

[***] CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

request and cost, of the type and in the amounts set forth in the Company’s invoice with respect thereto, and the Distributor shall reimburse the Company for its actual cost for such coverage.

The Distributor shall, prior to the Company’s scheduled shipment date for Products to be delivered to the Distributor, take all actions and provide all certificates, undertakings and other papers required to allow for proper importation to and sale of the Products in the Territory, and the Distributor shall pay all duties, taxes, fees, charges or other costs necessary to effect said importation. However, in case the importation of the Product is rejected by the customs, the Distributor has the right to cancel the order and return the Product to the Company at the Distributor’s expense. In such case, the Company will collect the payment by [***] and make a full refund for the cancelled order by [***]. (This is because the customs decision for this kind of product varies from time to time, and this condition was agreed between us before) refund of the money (if units are rejected by customs) will be acceptable for a full shipment opened only by customs.

3.4 Proprietary Rights

The Distributor agrees to cooperate with the Company in connection with any infringement action brought by or on behalf of the Company with respect to the Products. The Distributor shall promptly notify the Company of any infringement or possible infringement by any person of any of the Company’s Trademarks (as hereafter defined), patents or other intellectual property, of which the Distributor is or becomes aware.

The Distributor shall promptly notify the Company of any claim it receives alleging that the Products or any part thereof infringes a third party’s proprietary rights in the Territory. Upon receipt of such notice, the Company shall, in its sole discretion and at its option, (a) defend the claim at its expense, with the cooperation of the Distributor, (b) make such changes in the Product or part thereof to ameliorate such alleged infringement, (c) purchase such proprietary right or license its use, or (d) refund to the purchaser of the Product the purchase price of such Product, less a reasonable deduction for its use, wear and tear, and depreciation. The foregoing states the entire liability of the Company to the Distributor with respect to infringement of patents or other proprietary rights by the Products or parts thereof, or by their operation.

3.5 Warranty

(a) The Company warrants that the Products shall be free from defects in materials and workmanship for a period of [***] months from the date of shipment of such Products by the Company. This warranty shall not apply to consumable components or accessories. It is a condition precedent to the Company’s undertakings under this warranty that

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

the Distributor notifies the Company promptly, but in no event more than 30 days after (i) delivery or (ii) occurrence or discovery of any alleged defect. Such notice shall describe the full extent and nature of the alleged defect. The liability of the Company under this warranty is limited to the repair or replacement (at the Company’s option) and full shipping cost related to repair or replacement of any allegedly defective part or parts under warranty at its expense, a Company-authorized service center. Defective parts replaced by the Company shall be returned to the Company at the Company’s cost and the Company shall have title to such parts. Products or parts thereof may be returned by the Distributor for repair, replacement or adjustment only after obtaining from the Company a return authorization approval pursuant to customary return procedures established from time to time by the Company. No credit allowances will be given or replacements shipped unless defects are verified by the Company.

(b) The warranties contained herein do not extend to any Product that is modified or altered, is not maintained to the Company’s maintenance recommendations, is operated, handled or stored in a manner other than that specified by the Company, has its series number removed or altered or is treated with abuse, negligence or other improper treatment (including, without limitation, use outside the recommended environment). The Distributor is fully responsible for satisfaction of its customers and will indemnify the Company against all claims, damages, settlements, expenses and attorneys’ fees incurred by the Company with respect to the Distributor’s customers or their claims beyond the Company’s warranty obligations to the Distributor.

(c) The Distributor shall not make any oral or written representations that vary from the specifications, operating instructions or representations given or made by the Company to the Distributor, if any, with respect to the Products. The aforesaid [***] to abstaining from mentioning [***] with regard to [***].

(d) The Company makes no warranty in respect to accessories and other parts made by other manufacturers, whether or not warranted by such manufacturers, which have been attached or connected to the Product after installation, unless such accessories and other parts have been supplied and attached or installed or otherwise approved writing by the Company.

(e) THE EXPRESS WARRANTIES SET FORTH IN SECTION 3.5(A) ABOVE ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE HEREBY SPECIFICALLY DISCLAIMED AND EXCLUDED BY THE COMPANY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE AND NONINFRINGEMENT. THE SOLE AND EXCLUSIVE REMEDIES OF THE

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

DISTRIBUTOR FOR BREACH OF A PRODUCT WARRANTY SHALL BE LIMITED TO THE REMEDIES PROVIDED IN THIS AGREEMENT. ANY OTHER PRODUCT REPRESENTATIONS OR WARRANTY MADE BY ANY OTHER PERSON OR ENTITY, INCLUDING EMPLOYEES OR REPRESENTATIVES OF DISTRIBUTOR THAT ARE INCONSISTENT HEREWITH, SHALL BE DISREGARDED AND SHALL NOT BE BINDING UPON THE COMPANY.

(f) Each of the Company and the Distributor shall maintain product liability insurance in amounts customary within the industry but in any event for no less than U.S. [***]. Each of the Company and the Distributor shall provide the other with a copy of its insurance policy or binder.

3.6 Product Labeling

(a) Products shall be labeled and identified at point of manufacture. The Distributor shall be responsible for (and shall bear all costs related to) compliance with all local laws and regulations relating to labeling. Such labeling and identification shall be submitted to the Company for approval prior to use, and may be changed by the Distributor only with Company’s prior written approval. The Distributor shall supply copies of the final form of label to the Company. The failure of the Distributor to comply with these provisions shall be considered a material breach of this Agreement.

(b) The Distributor shall not, under any circumstances, either directly or indirectly, introduce any modification to the Products or manufacture or have manufactured for its own use or for the benefit of others, products with packaging, designs or composition that may lead such products to be regarded as counterfeits, substitutes or imitations of the Products.

3.7 Trademarks and Tradenames

a.	Distributor acknowledges the validity and proprietary value of company Trademarks and Tradenames including, but not limited to, the names Radiancy, LHE, Thermicon, no!no!, no!no! Skin, no!no! Smooth.

b.

The Distributor agrees to market the Products in the Territory under any trademarks and trade names used by the Company (including the Company’s name or any other trademark or trade name used or claimed by the Company during the term of this Agreement, collectively referred to herein as “Trademarks”). The Company hereby consents to the use of the Trademarks in the Territory by the Distributor solely in

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

connection with the marketing and sale of Products and otherwise in accordance with the terms of this Agreement.

c.	The Distributor’s use of the Trademarks and Trade names shall be limited to use for distribution of the Products in the manner contemplated by this Agreement. The Distributor shall seek the prior written consent of the Company prior to the use of the Trademarks in connection with any packaging or brochures. The Distributor further agrees that it will not contest, during or after the term of this Agreement, any Trademark or Trade name and it will not use, after the term of this Agreement, any Trademark or Trade name.

d.	The Distributor shall include and shall not alter, obscure or remove any Trademark, or any markings, colors or other insignia that are contained on or in or affixed to any Product at the time of shipment.

e.	Any packaging, advertising or promotional literature or announcement to the press by the Distributor regarding its relationship with the Company or otherwise utilizing the Trademarks must identify the Company as the owner of the Trademarks/Tradenames and manufacturer of the Product.

f.	The Company may obtain and maintain registrations of the Company’s Trademarks/Tradenames, and all rights there under or thereto shall be for the sole benefit of and shall be solely owned by and in the name of the Company, and the Distributor shall cooperate with the Company to ensure the same. The Distributor shall not independently apply for or in any way attempt to obtain any such registrations. The Distributor will provide the Company with any information in English regarding the foregoing that the Company may request.

g.	Upon the expiration or termination of this agreement, Distributor shall immediately discontinue all use of Company’s Trademarks and Trade names except as may be required for the sale of Distributor’s existing inventory of Company’s products.

4	COMPANY SUPPORT AND DISTRIBUTOR COVENANTS

4.1 Company Support Obligations

(a) The Company agrees to use its reasonable efforts to assist the Distributor in its sales activities in the Territory by providing to the Distributor current information regarding the Products and such other support services and activities as expressly

[***] CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

described in Exhibit E hereto.

(b) The Company reserves the right to change a Product or its specifications or to discontinue the manufacture of one or more of the Products, without payment of compensation to the Distributor. The Company shall provide the Distributor with ninety (90) days’ advance notice of any material changes or discontinuations of Products to the extent practicable. The Company agrees to supply to the Distributor, subject to reasonable allocations among all the Company’s distributors, sufficient quantities of any discontinued Product to cover reasonable customer orders prior to a notice of discontinuance of a Product.

(c) Subject to Distributor’s compliance with its obligations under this Distribution Agreement and subject to mutual agreement re minimum quantities, the Company will [***] the Distributor the [***] to distribute [***] under the [***]

4.2 Territorial Limitations; No Conflicts

(a) Territorial Limitations

The Distributor will not solicit orders from or make deliveries to end-users or third parties outside its Territory without Company’s express prior written consent. The Distributor shall not establish distribution outlets outside of the Territory. The Distributor shall use its best efforts to oversee the activities of retail outlets to which it sells Products in order to ensure that no “black market” or “gray market” develops with respect to the Products and that the Products are not re-sold for use outside the Territory. Consistent with Section 2.3(e), the Distributor shall promptly notify the Company of any inquiry regarding the sale of Products originating outside the Territory or otherwise for use or sale outside the Territory.

(b) No Conflict

The Distributor represents and warrants that the execution and delivery of this Agreement by it and the performance of its obligations hereunder do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof shall not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under any agreement or arrangement to which the Distributor or any of its affiliates is a party or by which it may be bound.

5	CONFIDENTIALITY

5.1 Except as expressly permitted in this Agreement, at all times during and

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

after the termination of this Agreement, both parties will keep and hold in strict confidence and not use or disclose for any purpose whatsoever any invention, know-how or idea obtained from the other party or any other scientific, business, technical or financial information obtained from the other party or from any other person on behalf of the other party (“Proprietary Information”).

5.2 The parties obligation of non-disclosure and non-use shall not apply to information (i) which at the time of its disclosure to the Distributor is available to the public, (ii) which the Distributor can demonstrate in writing was properly in its possession prior to disclosure, (iii) that is published or otherwise becomes available to the public through no fault of the Distributor, (iv) that the Distributor can demonstrate in writing was received by it from a third party without breach of a confidentiality obligation to the other party or any of its affiliates, (v) can be demonstrated to have been independently developed by the Distributor without use of any Proprietary Information of the other party, or (vi) is required to be disclosed by any governmental agency, provided that the disclosing party shall give the other party reasonable notice of such requirement and shall afford the other party the opportunity to prevent such disclosure.

5.3 The parties will promptly report to the other party any actual or suspected violation of the terms of this Section 5, and will take all reasonable further steps requested by the other party to prevent, control or remedy any such violation.

5.4 The parties shall, upon the termination of this Agreement or the request of the other party at any time, return to the all tangible manifestations of Proprietary Information (and all copies and reproductions thereof), including, without limitation, any and all results, data or other information produced using Proprietary Information.

5.5 At any time during or after the term of this Agreement, the Distributor shall not take any action to challenge or assist any other person in challenging the validity of any patents of the Company.

5.6 Except as expressly set forth herein, this Agreement shall not be deemed to grant the Distributor any manufacturing, assembly, production or licensing rights, or any rights in any patents, patent applications, Trademarks, copyrights or know-how of Company.

5.7 The parties hereby acknowledges and agrees any violation of this Section 5 may give rise to irreparable injury to the other party, its subsidiaries and/or affiliated companies, inadequately compensable in damages, and that in the event of such violation, the other party shall be authorized and entitled to obtain from any court of competent jurisdiction, preliminary and permanent injunctive relief as well as an equitable accounting of all profits or benefits arising out

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

of such violation, which rights and remedies shall be cumulative and in addition to any other rights or remedies to which the other party shall be entitled under law or under this Agreement.

6	TERM; TERMINATION

6.1 Term

The term of this Agreement (the “Term”) shall commence on the date hereof, and unless sooner terminated after the test period or in accordance with the term of this Agreement, shall expire on December 1st, 2010 The Term of this Agreement shall be renewable upon the mutual written agreement of the parties.

6.2 Termination by Either Party

Either party may terminate this Agreement, with immediate effect, by giving written notice to the other party if any of the following events shall have occurred:

(a) The filing of a petition in bankruptcy or similar proceeding based on the insolvency or inability of a party to pay its debts as and when they become due;

(b) The assignment to any third party(s) for the benefit of creditors of all or substantially all of the property of the other party or the appointment of a receiver for the administration of the affairs of a party;

(c) The other party ceases to do business, or otherwise terminates its business operations;

(d) The other party fails to secure or renew any license, registration, permit, authorization or approval for the conduct of its business in the manner contemplated by this Agreement or any such license, registration, permit, authorization or approval is revoked or suspended; or

(e) The other party breaches any material provision of this Agreement and, if and to the extent that such breach is capable of being cured, fails to fully cure such breach within thirty (30) days of written notice describing the breach in the case of breaches which are capable of being cured within such period; provided, however, that there shall be no cure period for a default in the payment of invoices when due.

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

6.3 Termination by the Company

In addition to the Company’s rights under Section 6.2 above, the Company may terminate this Agreement

(a) Immediately upon notice to the Distributor, without an opportunity to cure and without any further or additional compensation to the Distributor, in the event that:

(i) The Distributor refuses a shipment by the Company made in accordance with the Initial Order delivery schedule set forth on Exhibit C;

(ii) The Distributor fails to perform its obligations under Section 2.1(g) with respect to its minimum marketing commitments or Section 2.2 with respect to minimum purchase commitments; and

(b) Upon ninety (90) days prior written notice, in the event that the Company enters into an agreement providing for or otherwise experiences a Change of Control.

6.4 Effect of Termination

(a) Upon termination or expiration of this Agreement, the Distributor shall have the right to sell its existing, saleable inventory of Products in the market unless the Company shall elect otherwise and exercise its option, in its sole discretion, to repurchase from the Distributor, at the Distributor’s cost, all Products that the Distributor shall have purchased from the Company that are in good and saleable condition and are in unopened, undamaged packages.

(b) Upon termination or expiration of this Agreement in accordance with this Section 6, the Distributor shall have no claim against the Company for any compensation arising out of the termination of this Agreement or the loss by the Distributor of any rights under this Agreement to market and sell Products in the Territory or for reimbursement of expenses incurred by the Distributor in carrying out its duties hereunder, including without limitation, marketing expenses incurred pursuant to Section 2.1(g) and expenses associated with obtaining the Required Approvals pursuant to Section 2.5. It is the intention of the parties that their relationship and the respective rights of the parties shall be governed strictly in accordance with the terms of this Agreement, including without limitation the provisions of this Agreement relating to the rights of the Company to terminate this Agreement without further compensation and without otherwise being subject to claims from the Distributor, which the Distributor, to the fullest extent allowed by law, hereby fully and irrevocably waives, except as otherwise expressly

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

provided herein.

7	MISCELLANEOUS TERMS

7.1 Assignment

This Agreement and the rights and obligations granted hereunder shall not be assigned or otherwise transferred by the Distributor without the Company’s prior written consent. The Company may assign or otherwise transfer this Agreement and/or the rights and obligations arising hereunder to any affiliate of or successor to the Company. The Distributor shall notify the Company within five (5) days of the occurrence of a Change of Control (as hereafter defined) of the Distributor. The Company may, in its sole discretion, terminate this Agreement within ninety (90) days of the notification of such Change of Control upon written notice thereof to the Distributor. For purposes of this Agreement a “Change in Control” shall have occurred upon the acquisition after the date hereof of shares representing an interest in more than fifty percent (50%) of the common stock of any party by any “person” or “group” (which terms shall have the meanings set forth in Section 13(d) of the Securities Exchange Act of 1934, as amended) that does not currently own an interest in such party representing at least (10%) of the common stock of the party.

7.2 Delay

Neither party shall be liable for any delay or failure to perform in whole or in part, resulting from causes beyond such party’s reasonable control, including, but not limited to, fires, war, terrorism, strikes, insurrections, riots, embargoes, delays in transportation, inability to obtain supplies of raw materials, or requirements or regulations of any governmental and/or semi-governmental authority. If such delay or failure extends beyond thirty (30) days, the party not affected by the delay shall have the right to terminate this Agreement upon written notice.

7.3 Relationship of the Parties

The relationship between the parties is one of independent contractors, and neither party shall hold itself out or otherwise act as the agent or principal of the other. Each of the parties shall be solely responsible for all of its employees and agents and its labor costs and expenses arising in connection with such employees and is responsible for and will indemnify the other party from any and all claims, liabilities, damages, debts, settlements, costs, attorneys’ fees, expenses and liabilities of any type whatsoever that may arise on account of the other party’s activities or omissions, or those of its employees or agents, including without limitation, in the case of the Distributor providing unauthorized representations or warranties (or failing to

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

effectively disclaim all warranties and liabilities on behalf of the Company) to its customers or breaching any term of this Agreement.

7.4 Rights and Remedies

The rights and remedies provided for each of the parties herein shall be cumulative and in addition to any other rights and remedies provided by law or otherwise. Any failure in the exercise by either party of its rights to terminate this Agreement or to enforce any provision of this Agreement for any default or violation by the other party shall not prejudice such party’s right of termination or enforcement for such or any other default or violation.

7.5 Limitation of Liability

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, SAVINGS, USE, OPPORTUNITY OR REVENUES OF ANY KIND, OR ANY OTHER COMMERCIAL DAMAGE, WHETHER OR NOT THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OCCURRING, AND WHETHER SUCH DAMAGES ARISE FROM CONTRACT, NEGLIGENCE, TORT OR OTHERWISE.

7.6 Severability

If any provision of this Agreement is held to be illegal or unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

7.7 Governing Law; Arbitration; Consent to Jurisdiction; Other

(a) This Agreement shall be governed in all respects by the laws of the State of New York, without regard to any rules of conflict and choice of laws that would require the application of laws of another jurisdiction. Any controversy or claim rising out of or relating to this Agreement or the validity, inducement or breach thereof, shall be settled by arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then pertaining, except where those rules conflict with this provision, in which case this provision controls. The arbitrator shall be an attorney specializing in business litigation who has at least fifteen (15) years of experience with a law firm of over 25 lawyers or was a judge of a court of general jurisdiction. The arbitration shall be held in New York, New York, and the arbitrator shall apply the substantive law of New York, except that the

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act. Within thirty (30) days of initiation of arbitration, the parties shall reach agreement upon and thereafter follow procedures assuring that the arbitration will be concluded and the award rendered within no more than six (6) months from selection of the arbitrators. Failing such agreement, the AAA will design and the parties will follow such procedures. Each party has the right before or during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain the status quo or preserve the subject matter of the arbitration. The losing party in any arbitration held in accordance with the above shall reimburse the prevailing party for its expenses, including arbitration costs and reasonable attorneys’ fees and expenses, incurred in connection with such arbitration.

(b) The parties hereby consent to the jurisdiction the Federal District Court for the Southern District of New York for the enforcement of these provisions and the entry of judgment on any award rendered hereunder. Should such court for any reason lack jurisdiction, any court with jurisdiction shall enforce this clause and enter judgment on any award.

7.8 Entirety of Agreement

This Agreement sets forth the entire understanding and agreement between the parties hereto concerning the subject matter hereof, and supersedes terminates any prior, contemporaneous, oral or written agreement or representation, if any, between the parties. This Agreement may be modified only by a subsequent agreement or undertaking duly executed by the parties.

7.9 Notices

Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered by (a) personal delivery, (b) expedited delivery service, (c) facsimile transmission or (d) certified or registered mail, postage prepaid, addressed as follows, or to such other address as either party may designate in writing from time to time:

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

If to the Company:

Radiancy Inc.

40 Ramland Road, Suite 10,

Orangeburg, NY 10962

Attention: Dr. Dolev Rafaeli

Fax No.: +972 8 943 8020

If to the Distributor:

Attention: Ms. Kim Kamano

2-4-2 Shingu Bldg. Koto-Ku

135 0016 Japan

FAX: 81-3-5665-7337

7.10 Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

7.11 Expenses.

Except as specifically set forth in Section 7.7(a), each party shall pay all of its own fees and expenses (including all legal, accounting and other advisory fees) incurred in connection with the negotiation and execution of this Agreement and the arrangements contemplated hereby.

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by the duly authorized officers.

RADIANCY INC.

By:	/s/ Dolev Rafaeli
Dr. Dolev Rafaeli, President & CEO

YA-MAN LTD.

By:	/s/ Kim Kamano
	Name:	Ms. Kim Kamano
	Title:	President

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

PRODUCT DEFINITION and TRANSFER PRICE LIST

Product Definition unit catalogue [***]

Description	Quantities
Main unit	1
DC power supply (JP Plug)	1
Hot blade (long hair)	2
Hot blade (stubble hair)	3
Large buffer	1
Pouch	1
Brush	1
User Manual	1
How to NoNo CD/DVD	1
Packaging	1

The purchase price payable by Distributor to the Company for each Product unit purchased under the Agreement shall be US [***] ([***] U.S. Dollars).

Product Definition unit catalogue #

Description	Quantities
Hot blade (long hair)	2
Hot blade (short hair)	3
Packaging	1

The purchase price payable by Distributor to the Company for each Product unit catalogue #              purchased under the Agreement shall be [***] US Dollars ([***]).

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Product Definition unit catalogue #

Description	Quantities
Large Buffer	2
Packaging (vacuum forming)	1

The purchase price payable by Distributor to the Company for each Product unit catalogue #              purchased under the Agreement shall be [***] US Dollars ([***]).

Product Definition unit catalogue [***]

DESCRIPTION	Quantities
Main Unit-No!No! Skin device	1
Japanese Power Supply	1
User Manual	1
Quick Guide	1
Box	1

The purchase price payable by Distributor to the Company for each Product unit (catalogue # [***]) purchased under the Agreement shall be US [***] ([***] U.S. Dollars).

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT B

Territory

Japan

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT C

Initial Order Shipment Schedule

•

The Initial Order will be shipped within [***] business days following the receipt of LC by Company for the Initial Order and subject to receipt of all translated files for the packaging, user manual and DVD.

Company shall be entitled to ship the Initial Order within [***] business days after the aforesaid shipment schedule.

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT D

Minimum Purchase Commitment

The Minimum Purchase Commitment for the initial year is [***] units of no!no! Hair Removal device and [***] units of no!no! Skin.

The cumulative annual Minimum Purchase Commitment for any calendar year following the initial year, shall not [***] from the commitment of the previous year.

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT E

Company Support Services and Activities

Subject to Distributor’s attainment of the Initial Order commitment and the Minimum Purchase Commitment, Company shall provide to Distributor, [***], along with the delivery of each purchase order, [***] Product units in a [***] equal to [***] of the [***] number of units purchased by Distributor.

Company will provide the Distributor with marketing materials including but not limited to, clinical studies, high resolution pictures, artwork, copy of certificates, patents information and the right to use these materials & trademark/ trade names during the term of this agreement.

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Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT F

To Be Added

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